SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 22, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of February 22, 2001, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2001-HI1)


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                             333-36244                 41-1808858
------------------                   ---------              -------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)


 8400 Normandale Lake Blvd.
 Suite 250
 MINNEAPOLIS, MINNESOTA                                       55437
 ----------------------                                       -----
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  4.3 Servicing Agreement dated as of February 22, 2001 among Residential Funding Corporation, as master servicer, The Chase Manhattan Bank, as indenture trustee, and the Home Loan Trust 2001-HI1, as issuer.

                  4.4 Amended and Restated Trust Agreement dated as of February 22, 2001 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

                  4.5 Indenture dated as of February 22, 2001 between Home Loan Trust 2000-HI5, as issuer and The Chase Manhattan Bank, as indenture trustee, and Appendix A thereto.

                  10.1 Home Loan Purchase Agreement dated as of February 1, 2001 by Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Corporation, as seller.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES II, INC.


                                        By:    /s/ Lisa Lundsten
                                            -------------------------
                                        Name:      Lisa Lundsten
                                        Title:     Vice President


Dated: March 1, 2001

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      RESIDENTIAL FUNDING MORTGAGE
                                      SECURITIES II, INC.


                                       By:  /s/ Lisa Lundsten
                                            --------------------------
                                       Name:    Lisa Lundsten
                                       Title:   Vice President

Dated: March  1, 2001